EXHIBIT 10.50
February 9, 2022

Mr. Michael Anderson
American Finance Operating Partnership, L.P.
ARG SSSTRPA001, LLC
ARG SMSHPPA001, LLC
ARG CCCARPA001, LLC
c/o American Finance Trust, Inc.
650 Fifth Ave., 30th Floor
New York, NY 10019

Re:     Earnout Leasing Activities under that certain Agreement of Purchase and Sale dated December 17, 2021 (as amended from time to time, the “Agreement”)

Dear Michael:

    The undersigned parties are, collectively, the Seller under the Agreement. The addressees of this letter are, collectively, the Buyer under the Agreement. All capitalized terms used in this letter agreement not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

Pursuant to Section 3.7 of the Agreement, Seller has agreed to undertake certain leasing activities with respect to the Property prior to Closing and, as to each New Lease executed in accordance with Section 3.7, the Allocated Purchase Price paid at the applicable Closing shall be increased as more particularly set forth in said Section 3.7.

Pursuant to Section 3.8 of the Agreement, Seller has agreed to undertake certain leasing activities on behalf of Buyer and the Property after Closing and, as to each Earnout Lease delivered by Seller to Buyer, Buyer shall pay to Seller the Earnout Amount as more particularly set forth in said Section 3.8. This letter agreement amends and supplements the terms and provisions of Sections 3.6, 3.7 and 3.8 of the Agreement with respect to the matters described herein.

    For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:
1.Intentionally omitted.
2.As to the process by which New Leases are to be negotiated by Seller and certain Affiliates of Seller, including, without limitation, CREI Advisors, LLC, an Arizona limited liability company, its designated broker, Seller and Buyer agree that:
a.In the event Seller seeks Buyer’s consent (i) to a key deal term that is not consistent with market rents, concessions or term for properties similar to the applicable Site in the metropolitan statistical area in which the applicable Site is located, or (ii) for a change requested by the applicable Tenant that is, or may not be, commercially reasonable, Buyer shall provide its written response within five (5) days of its receipt of such request and may not unreasonably withhold or condition its consent. Any refusal or condition shall articulate with reasonable specificity the reason(s) therefore and likewise identify alternative provisions that would be acceptable to Buyer. In the event any such request is made by Seller prior to the Closing of the applicable Site, Buyer does not timely provide its written response in accordance with this clause (a) and such delay by Buyer results in such proposed New Lease not being executed by Seller prior to such Closing, such

Mr. Michael Anderson
February 9, 2022

proposed New Lease shall automatically be deemed listed on the updated Pipeline List required to be delivered by Seller to Buyer prior to the applicable Closing and the Earnout Period shall be extended as to such New Lease on a day-for-day period equal to the number of days Buyer was delinquent in providing its written response. Similarly, in the event any such request is made by Seller after the Closing of the applicable Site and Buyer does not timely provide its written response in accordance with this clause (a), the Earnout Period shall be extended as to such New Lease on a day-for-day period equal to the number of days Buyer was delinquent in providing its written response.
b.Nothing contained herein shall be deemed to modify any restrictions imposed by the terms and conditions of the Agreement on Seller’s leasing activities before or after Closing. After Closing, as to matters identified in the Pipeline List required to be delivered to Buyer prior to the applicable Closing, Seller shall control leasing negotiations as if it were still the owner of the applicable Site; provided, that (for the avoidance of doubt) Seller shall not have the right to negotiate or enter into any contracts, permits, licenses or other agreements, other than those leases on the Pipeline List, regardless of whether such other contract, permit, license or other agreement may impact one or more provisions of such leases (including, for example, contracts pertaining to architecture, design and construction matters and permitting). In the event Seller seeks Buyer’s consent to any matter pertaining to leasing activities during the Earnout Period or requires input from Buyer as to related permitting, architecture, design and/or construction matters, Buyer shall provide its written response within five (5) days of its receipt of such request and, to the extent consent is requested, may not unreasonably withhold or condition its consent. Any refusal or condition shall articulate with reasonable specificity the reason(s) therefore and likewise identify alternative provisions that would be acceptable to Buyer. The provisions applicable to delay set forth in subparagraph (a) above shall apply in the event of delay under this subparagraph (b). Buyer’s representatives shall be invited by Seller to participate in any call with any prospective Tenant or Governmental Authority with jurisdiction over the applicable Site, shall be invited to any in-person meeting with any prospective Tenant or Governmental Authority with jurisdiction over the applicable Site, and shall be copied on all correspondence (including e-mails) with any prospective Tenant or Governmental Authority with jurisdiction over the applicable Site.
c.After Closing, Buchalter, P.C. (“Buchalter”), and Kutak Rock, LLP (“Kutak”) will represent Buyer (and Seller, as Buyer’s agent pursuant hereto) as its leasing counsel notwithstanding the fact that Buchalter and Kutak have represented Seller in the sale of the Property pursuant to the Agreement. Each of Seller and Buyer hereby waive any conflict of interest that may result from such representation; provided, however, in the event of a dispute between Seller and Buyer related to the Agreement or this side letter, neither Buchalter nor Kutak may represent either Seller or Buyer in any such dispute.
    Nothing contained in this letter agreement shall constitute a modification of any of the other terms and conditions of the Agreement and, in the event of any conflict between this letter agreement and the Agreement, the Agreement shall control.
This letter agreement may be executed in any number of counterparts each of which shall be deemed an original, but all such counterparts together shall constitute but one agreement.

Mr. Michael Anderson
February 9, 2022

Very truly yours,

COLE MT SAN JOSE CA, LP,
a Delaware limited partnership
By:    Cole GP MT San Jose CA, LLC,
a Delaware limited liability company,
its General Partner
By:    CIM Real Estate Finance Management,
LLC, a Delaware limited liability
company, its Manager
By:
Name: Nathan DeBacker
Its: Vice President
COLE MT ALLEN PARK MI, LLC,
a Delaware limited liability company
By:    Cole REIT Management V, LLC,
a Delaware limited liability company,
its Manager
By:
Name: Nathan DeBacker
Its: Vice President
ARCP MT ENID OK, LLC
VEREIT MT ELYRIA OH, LLC
COLE MT GAINESVILLE (DAWSONVILLE) GA, LLC
VEREIT MT RALEIGH (SUMNER) NC, LLC,
each, a Delaware limited liability company

By:    CIM Income NAV Operating Partnership, LP,
    a Delaware limited partnership,
    their respective sole member

By: Cypress Merger Sub, LLC
    a Maryland limited liability company
    Its: General Partner

By:
Name: Nathan DeBacker
Its: Vice President

COLE MT LOUDON TN, LLC
a Delaware limited liability company

Mr. Michael Anderson
February 9, 2022

By:    Cypress Merger Sub, LLC,
a Maryland limited liability company,
its sole member
By:
Name: Nathan DeBacker
Its: Vice President

ALL THE ENTITIES LISTED ON THE BALANCE OF THIS PAGE AND THE FOLLOWING PAGES,
each, a Delaware limited liability company
By:    CIM Real Estate Finance Management, LLC
a Delaware limited liability company,
its Manager
By:
Name: Nathan DeBacker
Title: Vice President

Cole MT Albany GA, LLC
ARCP MT Houston TX, LLC
Cole MT Beavercreek OH, LLC
Cole MT Schaumburg IL, LLC
ARCP MT Louisville KY, LLC
ARCP MT Rockford IL, LLC
ARCP MT Carlisle PA, LLC
Cole MT Albuquerque NM, LLC
Cole MT Coventry RI, LLC
ARCP MT Hagerstown MD, LLC
Cole MT Lafayette LA, LLC
Cole MT Plover WI, LLC
Cole MT Darien IL, LLC
Cole MT Decatur AL, LLC
Cole MT Derby KS, LLC
VEREIT MT Oshkosh WI, LLC
ARCP MT Austell GA, LLC
Cole MT Evergreen Park, IL, LLC
Cole DET Evergreen IL, LLC
Cole MT Brookfield WI, LLC
Cole MT Statesville NC, LLC
ARCP MT Glen Ellyn IL, LLC
ARCP MT Fort Wayne IN, LLC
ARCP MT Manitowoc WI, LLC
Cole MT Waxahachie TX, LLC
ARCP MT Houma LA, LLC
ARCP MT Lafayette IN, LLC
ARCP MT Lawton OK, LLC

Mr. Michael Anderson
February 9, 2022

VEREIT MT Salisbury MD, LLC
ARCP MT Columbus IN, LLC
ARCP MT Vienna WV, LLC
ARCP MT Muskegon MI, LLC
VEREIT MT Ashtabula OH, LLC
Cole MT Mobile AL, LLC
VEREIT MT Ashland KY, LLC
ARCP MT Morganton NC, LLC
Cole NR Tampa FL, LLC
Cole MT Reynoldsburg OH, LLC
VEREIT MT Owensboro KY, LLC
Stringtown South, LLC
ARCP MT Monroe LA, LLC
VEREIT MT Plainfield IL, LLC
Cole MT Albuquerque (San Mateo) NM, LLC
Cole MT Duncan SC, LLC
VEREIT MT Lady Lake FL, LLC
ARCP MT Shippensburg PA, LLC
ARCP MT Salina KS, LLC
ARCP MT Stroudsburg PA, LLC
ARCP MT Bowling Green KY, LLC
ARCP MT Abilene TX, LLC
ARCP MT Springfield IL, LLC
ARCP MT Springfield OH, LLC
ARCP MT Jefferson City MO, LLC
Cole MT Riverview FL, LLC
Cole MT Rocky Mount NC, LLC
Cole MT Columbia SC, LLC
Cole MT Marietta Ga, LLC
VEREIT MT Sturbridge MA, LLC
Cole MT Columbus OH, LLC
Cole MT Williamsburg VA, LLC
ARCP MT Hattiesburg MS, LLC
ARCP MT Mount Pleasant SC, LLC
ARCP MT Florence KY, LLC
Cole MT Marion IN, LLC
ARCP MT Albuquerque NM, LLC
Cole MT Newburgh NY, LLC
Cole MT Salisbury NC, LLC
Cole MT Salisbury (Wallace Commons II) NC, LLC
VEREIT MT Summerville SC, LLC
Cole MT Clarksville IN, LLC
Cole MT Jacksonville NC, LLC
Cole MT San Antonio (Highway 151) TX, LLC
ARCP MT Springfield MA, LLC
Cole AS Valdosta GA, LLC
Cole WG Huntsville AL, LLC

[Seller Signature Pages]

Mr. Michael Anderson
February 9, 2022

Mr. Michael Anderson
February 9, 2022

ACKNOWLEDGED AND CONSENTED TO BY BUYER:

American Finance Operating Partnership, L.P.,
a Delaware limited partnership
By:
Name:
Title:
ARG SSSTRPA001, LLC,
a Delaware limited liability company
By:
Name:
Title:
ARG SMSHPPA001, LLC,
a Delaware limited liability company
By:
Name:
Title:
ARG CCCARPA001, LLC,
a Delaware limited liability company
By:
Name:
Title:
[BUYER SIGNATURE PAGE]